Filed pursuant to Rule 497(e)

File Nos. 333-28339 and 811-08239

PROFUNDS

Money Market ProFund

(Class A Shares)

Supplement dated August 2, 2010

to the Summary and Full Prospectus dated May 1, 2010, as supplemented,

and to the Statement of Additional Information dated May 1, 2010

Effective October 1, 2010, Class A Shares of the above referenced fund will no longer be available for purchase and exchange.